A10 NETWORKS, INC. SEPARATION AGREEMENT AND RELEASE This Separation Agreement and Release (the “Agreement”) is made by and between Sheen Khoury (“Executive”) and A10 Networks, Inc., a Delaware corporation (the “Company”) (collectively referred to as the “Parties”). WHEREAS, Executive is currently employed by the Company as Executive Vice President, Worldwide Sales & Marketing; WHEREAS, the employment relationship between Executive and the Company terminated effective April 27, 2026 (“Separation Date”) WHEREAS, Executive acknowledges that the Company has paid all earned wages, salary, bonuses, reimbursable expenses previously submitted by Executive and any similar payments due to Executive from the Company as of the Separation Date, and has provided Executive with any pertinent information attendant with the cessation of employment. Any group insurance coverage Executive received through the Company will remain in place through the end of the month of April, subject to continuation under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”). Executive’s participation in all other benefits and incidents of employment, vesting in Awards, and the accrual of bonuses, vacation, and paid time off, if any, will cease as of the Separation Date. WHEREAS, this Agreement sets forth the mutual understanding of the Parties as it relates to the severance benefits Executive will be entitled to receive in exchange for the promises set forth in this Agreement. NOW, THEREFORE, in consideration of the mutual covenants, commitments and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties intending to be legally bound hereby agree as follows: 1. Severance Benefit. a. Confirmation of Equity Awards. Executive agrees that as of the Separation Date, all currently existing and outstanding stock options, restricted stock units and other performance-based stock awards granted to Executive during his employment with the Company are listed on Exhibit A to this Agreement (collectively, the “Awards”). Executive acknowledges that as of the Separation Date, Executive holds only those outstanding Awards as set forth in Exhibit A attached hereto, and Executive will have vested in the portion of such Awards as specified in Exhibit A attached hereto. Docusign Envelope ID: 93844952-9200-4CFC-A72D-A78ECB9F1A6F

2 4901-4025-0021.v3 b. Accelerated Vesting. In exchange for the promises set forth in this Agreement, on the Effective Date of this Agreement, the Company agrees to provide severance to Executive as follows: i. The Company agrees to accelerate vesting of 1/3 of Executive’s new-hire award of restricted stock units (referenced on Exhibit A hereto as “RSU #1”) representing 11,667 shares of the Company’s Common Stock under the terms of the Company’s 2023 Stock Incentive Plan (“Accelerated RSU Vested Shares”); and ii. The Company agrees to accelerate vesting of 50% of Executive’s new-hire award of performance-based restricted stock units tied to a stock price threshold of $20.41 (referenced on Exhibit A hereto as “PSU #1”), 50% of Executive’s 2026 Executive equity award of performance-based restricted stock units tied to a stock price threshold of $21.00 (referenced on Exhibit A hereto as “PSU #2”), and 50% of Executive’s 2026 Executive equity award of performance-based restricted stock units tied to a stock price threshold of $21.50 (referenced on Exhibit A hereto as “PSU #3”) respresenting an aggregate of 21,385 shares of the Company’s Common Stock under the terms of the Company’s 2023 Stock Incentive Plan (collectively, the “Accelerated PSU Vested Shares”). c. Except with respect to the Accelerated RSU and PSU Vested Shares described in Section 1(b) of this Agreement, any Awards that have not vested as of the Separation Date will terminate as of the Separation Date and never will become vested, and Executive will have no further rights with respect to such Awards or the equity thereunder. The Awards will continue to be governed by the terms and conditions of the Company’s 2023 Stock Incentive Plan, as applicable, under which the Awards were granted and the applicable Award agreement(s) thereunder (the “Stock Agreements”). 2. No Entitlement to Other Compensation or Benefits. By signing below, Executive acknowledges that the Company does not owe Executive any other compensation or benefits, except as otherwise may become owed under the Agreement. Executive understands and agrees that the Severance Benefits in Section 1 exceed what Employee would otherwise be entitled to but for his promises in this Agreement. 3. Release of Claims. Executive, on Executive’s own behalf and on behalf of Executive’s respective heirs, family members, executors, agents, and assigns, hereby and forever releases the Company and its current and former officers, directors, employees, agents, investors, attorneys, shareholders, administrators, affiliates, benefit plans, plan administrators, insurers, trustees, divisions, and subsidiaries, and predecessor and successor corporations and assigns (collectively, the “Releasees”) from, and agrees not to sue concerning, or in any manner to institute, prosecute, or pursue, any claim, complaint, charge, duty, obligation, demand or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Executive may possess against any of the Releasees arising from any Docusign Envelope ID: 93844952-9200-4CFC-A72D-A78ECB9F1A6F

3 4901-4025-0021.v3 omissions, acts, facts, or damages that have occurred up until and including the Effective Date of this Agreement, including, without limitation: (a) any and all claims relating to or arising from Executive’s employment relationship with the Company and the termination of that relationship; (b) any and all claims relating to, or arising from, Executive’s right to purchase or receive, or actual purchase or receipt of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law; (c) any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; harassment; retaliation; breach of contract, both express and implied; any obligations under any agreement providing stock options, restricted stock or other rights to acquire common stock of the Company; breach of covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; fraud; negligent or intentional misrepresentation; breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; conversion; and disability benefits; (d) any and all claims for violation of any federal, state, or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Rehabilitation Act of 1973; the Americans with Disabilities Act of 1990; the Equal Pay Act; the Fair Labor Standards Act, except as prohibited by law; the Fair Credit Reporting Act; the Age Discrimination in Employment Act of 1967; the Older Workers Benefit Protection Act; the Employee Retirement Income Security Act of 1974; the Worker Adjustment and Retraining Notification Act; the Family and Medical Leave Act; the Uniformed Services Employment and Reemployment Rights Act; the National Labor Relations Act; the Immigration Reform and Control Act; the California Family Rights Act; the California Labor Code; the California Workers’ Compensation Act; and the California Fair Employment and Housing Act; the California Private Attorneys General Act; the California Business and Professions Act, section 17200 et seq.; (e) any and all claims for violation of the federal or any state constitution; (f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; (g) any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds payable to or received by Executive; and (h) any and all claims for attorneys’ fees and costs. Docusign Envelope ID: 93844952-9200-4CFC-A72D-A78ECB9F1A6F

4 4901-4025-0021.v3 Executive agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement. This release does not release claims that cannot be released as a matter of law, including, but not necessarily limited to, any Protected Activity (as defined below). Any and all disputed wage claims that are released herein shall be subject to binding arbitration in accordance with section 23, except as required by applicable law. This release does not extend to any right Executive may have to unemployment compensation benefits. 4. Acknowledgment of Waiver of Claims under ADEA. Executive understands and acknowledges that Executive is waiving and releasing any rights Executive may have under the Age Discrimination in Employment Act of 1967 (“ADEA”), and that this waiver and release is knowing and voluntary. Executive understands and agrees that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the Effective Date of this Agreement. Executive understands and acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Executive was already entitled. Executive further understands and acknowledges that Executive has been advised by this writing that: (a) Executive should consult with an attorney prior to executing this Agreement; (b) Executive has twenty-one (21) days within which to consider this Agreement; (c) Executive has seven (7) days following Executive’s execution of this Agreement to revoke this Agreement; (d) this Agreement shall not be effective until after the revocation period has expired; and (e) nothing in this Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties, or costs for doing so, unless specifically authorized by federal law. In the event Executive signs this Agreement and returns it to the Company in less than the 21-day period identified above, Executive hereby acknowledges that Executive has freely and voluntarily chosen to waive the time period allotted for considering this Agreement. Executive acknowledges and understands that revocation must be accomplished by a written notification to the person executing this Agreement on the Company’s behalf that is received prior to the Effective Date. The Parties agree that changes, whether material or immaterial, do not restart the running of the 21-day period. 5. California Civil Code Section 1542. Executive acknowledges that Executive has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HER OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR. Executive, being aware of said code section, agrees to expressly waive any rights Executive may have thereunder, as well as under any other statute or common law principles of similar effect. Executive fully understands that, if any fact with respect to any matter covered by Docusign Envelope ID: 93844952-9200-4CFC-A72D-A78ECB9F1A6F

5 4901-4025-0021.v3 this Agreement is found hereafter to be other than or different from the facts now believed by Executive to be true, Executive expressly accepts and assumes that this Agreement shall be and remain effective, notwithstanding such difference in the facts. 6. No Pending or Future Lawsuits. Executive represents that Executive has no lawsuits, claims, or actions pending in Executive’s name, or on behalf of any other person or entity, against the Company or any of the other Releasees. Executive also represents that Executive does not intend to bring any claims on Executive’s own behalf or on behalf of any other person or entity against the Company or any of the other Releasees. Executive also agrees not to pursue any action nor seek damages or any other remedies concerning, or in any manner to bring, institute, prosecute, or pursue, any claims for any released claims on Executive’s own behalf or on behalf of any other person or entity against the Company or any of the other Releasees. Executive agrees to execute any and all documents necessary to request dismissal or withdrawal, or to opt-out, of such claims with prejudice. 7. Application for Employment. Executive understands and agrees that, as a condition of this Agreement, Executive shall not be entitled to any employment with the Company, and Executive hereby waives any right, or alleged right, of employment or re- employment with the Company. 8. Trade Secrets and Confidential Information/Company Property. Executive acknowledges that during Executive’s employment, Executive may have obtained confidential, proprietary and trade secret information, including, but not limited to, information relating to the Company’s products, plans, and designs. Executive reaffirms and agrees to observe and abide by the terms of the Confidentiality Agreement, specifically including the provisions therein regarding nondisclosure of the Company’s Confidential Information and non-solicitation of the Company’s employees. Executive agrees at all times hereafter to hold in the strictest confidence, and not to use or disclose to any person or entity, any Confidential Information of the Company. Executive understands that “Confidential Information” means any Company or associated third party proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, product plans, products, services, customer lists and customers (including, but not limited to, customers of the Company on whom Executive has called or with whom Executive became acquainted during the term of Executive’s employment), markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, or other business information disclosed to Executive by the Company either directly or indirectly, in writing, orally, or by drawings or observation of parts or equipment. Executive further understands that Confidential Information does not include any of the foregoing items that have become publicly known and made generally available through no wrongful act of Executive’s or of others who were under confidentiality obligations as to the item or items involved or improvements or new versions thereof. Executive represents that Executive has not to date misused or disclosed Confidential Information to any unauthorized party. Subject to Executive’s right to engage in Protected Activity (as defined herein), Executive agrees not to use or disclose any such confidential information unless required by subpoena or court order, and that Executive will first give the Company written notice of such subpoena or court order with reasonable advance notice to permit the Company to oppose such subpoena or court order if it chooses to do so. Docusign Envelope ID: 93844952-9200-4CFC-A72D-A78ECB9F1A6F

6 4901-4025-0021.v3 9. Cooperation with Investigations/Litigation. Executive agrees, upon the Company’s request, to reasonably cooperate in any Company investigations, regulatory matters, arbitrations, and/or litigation regarding events that occurred during Executive’s tenure with the Company. The Company agrees that it will reimburse Executive for reasonable expenses Executive incurs in extending such cooperation, so long as Executive provides advance written notice of Executive’s request for reimbursement. 10. No Cooperation in Claims Against Releasees. Subject to section 16 governing Protected Activity, Executive further agrees that Executive will not knowingly encourage, counsel, or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against any of the Releasees, unless under a subpoena or other court order to do so or as related directly to the ADEA waiver in this Agreement. Executive agrees both to immediately notify the Company upon receipt of any such subpoena or court order, and to furnish, within three (3) business days of its receipt, a copy of such subpoena or other court order to the Company. If approached by anyone for counsel or assistance in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints against any of the Releasees, Executive shall state no more than that Executive cannot provide counsel or assistance. 11. Non-Disparagement. Subject to the Protected Activity section below, and otherwise to the fullest extent permitted by applicable law, Executive agrees that Executive will not, directly or indirectly, disparage or make negative remarks regarding the Company Group and/or its products, services, directors, officers, employees and affiliated entities, with any written or oral statement, including, but not limited to, any statement posted on social media (including online company review sites) or otherwise on the Internet, whether or not made anonymously or with attribution. Nothing in this section shall prohibit Executive from providing truthful information in response to a subpoena or other legal process. Further, nothing in this Agreement prevents Executive from discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that Executive has reason to believe is unlawful. 12. Protected Activity Not Prohibited. Executive understands that nothing in this Agreement shall in any way limit or prohibit Executive from engaging for a lawful purpose in any Protected Activity, including filing a charge, complaint, or report with, or otherwise communicating, cooperating, or participating in any investigation or proceeding that may be conducted by any federal, state or local governmental agency or commission, including the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the Occupational Safety and Health Administration, and the National Labor Relations Board (“Government Agencies”). Executive understands that in connection with such Protected Activity, Executive is permitted to disclose documents or other information as permitted by law, and without giving notice to, or receiving authorization from, the Company. Notwithstanding the foregoing, Executive agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any information that may constitute Company confidential information under the Confidentiality Agreement to any parties other than the Government Agencies. Executive further understands that “Protected Activity” does not include the disclosure of any Company attorney- client privileged communications or attorney work product. Any language in the Confidentiality Docusign Envelope ID: 93844952-9200-4CFC-A72D-A78ECB9F1A6F

7 4901-4025-0021.v3 Agreement regarding Executive’s right to engage in Protected Activity that conflicts with, or is contrary to, this section 16 is superseded by this Agreement. In addition, pursuant to the Defend Trade Secrets Act of 2016, Executive is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal. In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order. 13. No Representations. Executive represents that Executive has had an opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Executive has not relied upon any representations or statements made by the Company that are not specifically set forth in this Agreement. 14. Severability. In the event that any provision or any portion of any provision hereof or any surviving agreement made a part hereof becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal, unenforceable, or void, this Agreement shall continue in full force and effect without said provision or portion of provision. 15. Breach. Executive acknowledges and agrees that any material breach of this Agreement, unless such breach constitutes a legal action by Executive challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA, or of any provision of the Confidentiality Agreement shall entitle the Company immediately to recover and/or cease providing the consideration provided to Executive under this Agreement and to obtain damages, except as provided by law. 16. No Admission of Liability. Executive understands and acknowledges that this Agreement constitutes a compromise and settlement of any and all actual or potential disputed claims by Executive. No action taken by the Company hereto, either previously or in connection with this Agreement, shall be deemed or construed to be (a) an admission of the truth or falsity of any actual or potential claims or (b) an acknowledgment or admission by the Company of any fault or liability whatsoever to Executive or to any third party. 17. Attorneys’ Fees. The Parties shall each bear their own costs, attorneys’ fees, and other fees incurred in connection with the preparation of this Agreement. Except with regard to a legal action challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA, or as otherwise provided herein, in the event that either Party brings an action to enforce or effect its rights under this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including the costs of mediation, arbitration, litigation, court fees, and reasonable attorneys’ fees incurred in connection with such an action. Docusign Envelope ID: 93844952-9200-4CFC-A72D-A78ECB9F1A6F

8 4901-4025-0021.v3 18. ARBITRATION. EXCEPT AS PROHIBITED BY LAW, THE PARTIES AGREE THAT ANY AND ALL DISPUTES ARISING OUT OF THE TERMS OF THIS AGREEMENT, THEIR INTERPRETATION, EMPLOYEE’S EMPLOYMENT WITH THE COMPANY OR THE TERMS THEREOF, AND ANY OF THE MATTERS HEREIN RELEASED, SHALL BE SUBJECT TO ARBITRATION IN SANTA CLARA COUNTY, BEFORE JUDICIAL ARBITRATION & MEDIATION SERVICES (“JAMS”), PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (“JAMS RULES”). THE ARBITRATOR MAY GRANT INJUNCTIONS AND OTHER RELIEF IN SUCH DISPUTES. THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION IN ACCORDANCE WITH CALIFORNIA LAW, INCLUDING THE CALIFORNIA CODE OF CIVIL PROCEDURE, AND THE ARBITRATOR SHALL APPLY SUBSTANTIVE AND PROCEDURAL CALIFORNIA LAW TO ANY DISPUTE OR CLAIM, WITHOUT REFERENCE TO ANY CONFLICT-OF-LAW PROVISIONS OF ANY JURISDICTION. TO THE EXTENT THAT THE JAMS RULES CONFLICT WITH CALIFORNIA LAW, CALIFORNIA LAW SHALL TAKE PRECEDENCE. THE DECISION OF THE ARBITRATOR SHALL BE FINAL, CONCLUSIVE, AND BINDING ON THE PARTIES TO THE ARBITRATION. THE PARTIES AGREE THAT THE PREVAILING PARTY IN ANY ARBITRATION SHALL BE ENTITLED TO INJUNCTIVE RELIEF IN ANY COURT OF COMPETENT JURISDICTION TO ENFORCE THE ARBITRATION AWARD. EACH PARTY SHALL SEPARATELY PAY FOR ITS RESPECTIVE COUNSEL FEES AND EXPENSES; PROVIDED, HOWEVER, THAT THE ARBITRATOR MAY AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, EXCEPT AS PROHIBITED BY LAW. THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHT TO HAVE ANY DISPUTE BETWEEN THEM RESOLVED IN A COURT OF LAW BY A JUDGE OR JURY. NOTWITHSTANDING THE FOREGOING, THIS SECTION WILL NOT PREVENT EITHER PARTY FROM SEEKING INJUNCTIVE RELIEF (OR ANY OTHER PROVISIONAL REMEDY) FROM ANY COURT HAVING JURISDICTION OVER THE PARTIES AND THE SUBJECT MATTER OF THEIR DISPUTE RELATING TO THIS AGREEMENT AND THE AGREEMENTS INCORPORATED HEREIN BY REFERENCE. SHOULD ANY PART OF THE ARBITRATION AGREEMENT CONTAINED IN THIS PARAGRAPH CONFLICT WITH ANY OTHER ARBITRATION AGREEMENT BETWEEN THE PARTIES, THE PARTIES AGREE THAT THIS ARBITRATION AGREEMENT SHALL GOVERN. 19. Taxes. (a) All payments made pursuant to this Agreement will be subject to any applicable tax withholdings. The Company makes no representations or warranties with respect to the tax consequences of the payments and any other consideration provided to Executive or made on Executive’s behalf under the terms of this Agreement. Executive agrees and understands that Executive is responsible for payment, if any, of local, state, and/or federal taxes on the payments and any other consideration provided hereunder by the Company and any penalties or assessments thereon. (b) The payments and benefits under this Agreement are intended to be exempt from or otherwise comply with Section 409A of the Internal Revenue Code of 1986, as Docusign Envelope ID: 93844952-9200-4CFC-A72D-A78ECB9F1A6F

9 4901-4025-0021.v3 amended, and the Treasury Regulations and guidance promulgated thereunder, and any applicable state law equivalent (together, “Section 409A”), and any ambiguities or ambiguous terms herein will be interpreted to be so exempt or to so comply. Each payment and benefit payable pursuant to this Agreement in connection with Executive’s separation from service is intended to constitute a separate payment for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. In no event will the Company reimburse Executive for any tax imposed or other costs incurred as a result of Section 409A. 20. Entire Agreement. This Agreement, together with the Confidentiality Agreement, and the Stock Agreements, in each case to the extent not modified by this Agreement, represents the entire agreement and understanding between the Company and Executive concerning the subject matter of this Agreement and Executive’s employment with and separation from the Company and the events leading thereto and associated therewith, and supersedes and replaces any and all prior agreements and understandings concerning the subject matter of this Agreement and Executive’s relationship with the Company. 21. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Executive represents and warrants that Executive has the capacity to act on Executive’s own behalf and on behalf of all who might claim through Executive’s to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein. 22. No Oral Modification. This Agreement may be amended only in a writing signed by Executive and the Company’s Chief Executive Officer. 23. Governing Law. This Agreement shall be governed by the laws of the State of California, without regard for choice-of-law provisions, however, the arbitration provisions of this Agreement shall be governed solely by the Federal Arbitration Act, 9 U.S.C. § 1. For matters exempted from arbitration, Executive consents to personal and exclusive jurisdiction and venue in the State of California. 24. Counterparts. This Agreement may be executed in counterparts and each counterpart shall be deemed an original and all of which counterparts taken together shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned. The counterparts of this Agreement may be executed and delivered by facsimile, photo, email PDF, or other electronic transmission or signature. 25. Effective Date. Executive understands and agrees that this Agreement will be null and void if not executed by Executive within twenty-one (21) days. This Agreement will become effective on the eighth (8th) day after Executive signs this Agreement, so long as it has been signed by both Parties and not revoked by either Party on before that date (the “Effective Date”). Any notice of revocation by Executive must be sent by certified mail to the attention of the Company’s General Counsel and received within seven (7) days of Executive having signed Docusign Envelope ID: 93844952-9200-4CFC-A72D-A78ECB9F1A6F

10 4901-4025-0021.v3 the Agreement. Executive understands Executive is not entitled to any benefits under this Agreement until the Effective Date has occurred. 26. Voluntary Execution of Agreement. Executive understands and agrees that Executive executed this Agreement voluntarily, without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing all of Executive’s claims against the Company and any of the other Releasees. Executive acknowledges that: (a) Executive has read this Agreement; (b) Executive has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of Executive’s own choice or has elected not to retain legal counsel; (c) Executive understands the terms and consequences of this Agreement and of the releases it contains; (d) Executive is fully aware of the legal and binding effect of this Agreement; and (e) Executive has not relied upon any representations or statements made by the Company that are not specifically set forth in this Agreement. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS] Docusign Envelope ID: 93844952-9200-4CFC-A72D-A78ECB9F1A6F

11 4901-4025-0021.v3 IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below. Dated: ________________, 2026 Sheen Khoury A10 NETWORKS, INC. Dated: _______________, 2026 By: Name: Title: Docusign Envelope ID: 93844952-9200-4CFC-A72D-A78ECB9F1A6F 5/2/2026 General counsel Scott Weber

4901-4025-0021.v3 EXHIBIT A SCHEDULE OF EXECUTIVE EQUITY AWARDS Grant Type Stock Price Target Plan Grant Number Grant Date Total Number of Shares Subject to Award at Grant Shares Previously Released Shares to be Cancelled on Separation Date RSU #1 n/a 2023 35,000 0 35,000 PSU #1 $20.41 2023 35,000 0 35,000 RSU #2 n/a 2023 7,771 0 7,771 PSU #2 $21.00 2023 3,885 0 3,885 PSU #3 $21.50 2023 3,884 0 3,884 Total 85,540 0 85,540 Docusign Envelope ID: 93844952-9200-4CFC-A72D-A78ECB9F1A6F